Exhibit 99.1

 HCC Continues to Outperform with Record Third Quarter 2003 Results

    HOUSTON--(BUSINESS WIRE)--Nov. 6, 2003--HCC Insurance Holdings, Inc. (NYSE:HCC) today released earnings for the third quarter and first nine months of 2003.
    Net earnings for the third quarter of 2003 increased 58% to $38.4 million or $0.59 per diluted share from $24.3 million or $0.39 per diluted share for the third quarter of 2002. For the first nine months of 2003, net earnings increased 39% to $103.3 million or $1.61 per diluted share from $74.3 million or $1.18 per diluted share for the same period of 2002.
    Stephen L. Way, Chairman and Chief Executive Officer, said, "We had a very strong performance by all of our operating units, indicative of the continuing improved market conditions, and we expect strong earnings growth to continue through 2004."
    Total revenue showed significant growth, increasing 42% for the third quarter 2003 to $248.6 million from $175.7 million and increasing 45% for the first nine months of 2003 to $700.6 million from $483.3 million, both compared to the corresponding period in 2002. This increase was due to the growth in all of our business segments, acquisitions completed late in 2002 and an increase in investment income.
    The GAAP net combined ratio of our insurance company subsidiaries for the first nine months of 2003 was relatively flat at 88.8% compared to 87.3% in the corresponding period of 2002, but on substantially higher net earned premium.
    Premium of our insurance company subsidiaries continued to grow substantially, with gross written premium increasing 53% to $1.3 billion during the first nine months of 2003 compared to $852.1 million during the first nine months of 2002. During the same period, net written premium increased 66% to $666.1 million from $402.2 million and net earned premium increased by 48% to $535.4 million from $362.4 million. These increases are as a result of higher rates, increased retentions and strong growth particularly in our Diversified Financial Products segment.
    Mr. Way added, "Revenue and margins in our fee and commission business segments are also very strong and we expect this to continue through next year."
    Management fees increased 38% during the first nine months of 2003 to $79.0 million from $57.1 million in the same period of 2002. As promised, commission income increased 35% to $42.8 million during the first nine months of 2003 from $31.6 million in the same period of 2002. These increases are due to organic growth and acquisitions.
    Cash flow from operating activities increased substantially during the first nine months of 2003 rising 165% to $325.9 million from $122.8 million during the first nine months of 2002, as a result of increased revenue and higher net earnings.
    Net investment income increased 26% in the first nine months of 2003 to $34.9 million, from $27.8 million in the same period of 2002. This increase was primarily as a result of greater invested assets, which grew 30% as of September 30, 2003 to $1.52 billion compared to $1.17 billion at December 31, 2002. The Company continues to follow a conservative investment philosophy with a very short duration in our portfolio, little or no high yield bonds, no derivatives and few equity investments. Investment income growth is expected to continue through 2004 and accelerate if rates rise.
    As of September 30, 2003, total assets grew 25% to $4.6 billion and book value per share increased 11% to $15.77 both compared to December 31, 2002, shareholders' equity exceeded $1.0 billion for the first time in the Company's history and the Company's debt to total capital ratio was 23.6%.

    See attached tables.

    HCC will hold an open conference call beginning at 4:00 p.m. Central Time on Thursday, November 6, 2003. To participate, the number for domestic calls is 877-679-9051 and the number for international calls is 952-556-2804. In addition, there will be a live webcast available on a listen-only basis, that can be accessed through the HCC website at www.hcch.com .The webcast replay will be available until Friday, November 14, 2003.
    HCC is an international insurance holding company and a leading specialty insurance group since 1974, with offices in Bermuda, Spain, the UK and across the USA. HCC is traded on the NYSE (Symbol: HCC), has assets of $4.6 billion, shareholders' equity of more than $1 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A. M. Best Company.

    For more information, visit our website at www.hcch.com.

    Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.



                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                          September 30, 2003
             (amounts in thousands, except per share data)

Three Months Ended September 30,       2003               2002
-------------------------------- ----------------- -------------------
Gross written premium                    $443,040            $298,464

Net written premium                       222,535             144,566

Net earned premium                        189,440             136,294

Management fees                            29,434              18,057

Commission income                          14,445              10,403

Net investment income                      11,997               9,797

Other operating income                      3,136               1,131

Total revenue                             248,620             175,672

Pre-tax earnings                           60,043              37,731

Net earnings                               38,351              24,269

Earnings per share (diluted)                 0.59                0.39

Cash flow from operations                 126,618              76,146

Weighted average shares
 outstanding (diluted)                     64,885              62,871

GAAP net loss ratio                          62.8%               62.5%

GAAP combined ratio                          88.6%               89.6%

                                 September 30, 2003  December 31, 2002
                                 ------------------ ------------------
Total investments                      $1,517,243          $1,167,636

Total assets                            4,619,885           3,704,151

Shareholders' equity                    1,006,482             882,907

Debt to total capital                        23.6%               20.7%

Book value per share                       $15.77              $14.15


                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                          September 30, 2003
             (amounts in thousands, except per share data)

Nine Months Ended September 30,        2003               2002
------------------------------- ------------------- ------------------
Gross written premium                   $1,299,767           $852,084

Net written premium                        666,127            402,228

Net earned premium                         535,354            362,399

Management fees                             78,975             57,052

Commission income                           42,797             31,631

Net investment income                       34,867             27,781

Other operating income                       8,275              3,271

Total revenue                              700,620            483,293

Pre-tax earnings                           162,197            115,361

Net earnings                               103,288             74,333

Earnings per share (diluted)                  1.61               1.18

Cash flow from operations                  325,890            122,828

Weighted average shares
 outstanding (diluted)                      64,106             62,841

GAAP net loss ratio                           63.3%              61.1%

GAAP combined ratio                           88.8%              87.3%

                                 September 30, 2003  December 31, 2002
                                ------------------- ------------------
Total investments                       $1,517,243         $1,167,636

Total assets                             4,619,885          3,704,151

Shareholders' equity                     1,006,482            882,907

Debt to total capital                         23.6%              20.7%

Book value per share                        $15.77             $14.15


             HCC Insurance Holdings, Inc. and Subsidiaries

                 Condensed Consolidated Balance Sheets

           (unaudited, in thousands, except per share data)

                                                September   December
                                                30, 2003    31, 2002
                                               ----------- -----------
ASSETS

Investments:
   Fixed income securities, at market
      (cost:  2003 - $1,034,445; 2002 -
       $807,772)                               $1,069,660    $841,548
   Marketable equity securities, at market
      (cost:  2003 - $15,118; 2002 - $15,815)      15,023      15,609
   Short-term investments, at cost, which
    approximates market                           430,379     307,215
   Other investments, at estimated fair value
      (cost:  2003 - $2,181; 2002 - $3,264)         2,181       3,264
                                               ----------- -----------
      Total investments                         1,517,243   1,167,636

Cash                                               25,004      40,306
Restricted cash                                   211,530     189,396
Premium, claims and other receivables             954,599     753,527
Reinsurance recoverables                          906,642     798,934
Ceded unearned premium                            255,401     164,224
Ceded life and annuity benefits                    77,901      78,951
Deferred policy acquisition costs                 115,729      68,846
Goodwill                                          344,497     335,288
Other assets                                      211,339     107,043
                                               ----------- -----------
      Total assets                             $4,619,885  $3,704,151
                                               =========== ===========
LIABILITIES

Loss and loss adjustment expense payable       $1,406,843  $1,155,290
Life and annuity policy benefits                   77,901      78,951
Reinsurance balances payable                      251,975     166,659
Unearned premium                                  558,701     331,050
Deferred ceding commissions                        74,424      49,963
Premium and claims payable                        867,472     749,523
Notes payable                                     310,505     230,027
Accounts payable and accrued liabilities           65,582      59,781
                                               ----------- -----------
      Total liabilities                         3,613,403   2,821,244

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250.0 million
 shares authorized; (shares issued and
 outstanding: 2003 - 63,805; 2002 - 62,358)        63,805      62,358
Additional paid-in capital                        444,012     416,406
Retained earnings                                 473,678     383,378
Accumulated other comprehensive income             24,987      20,765
                                               ----------- -----------
      Total shareholders' equity                1,006,482     882,907
                                               ----------- -----------
      Total liabilities and shareholders'
       equity                                  $4,619,885  $3,704,151
                                               =========== ===========


             HCC Insurance Holdings, Inc. and Subsidiaries

             Condensed Consolidated Statements of Earnings

           (unaudited, in thousands, except per share data)

                               For the nine months   For the three
                                     ended            months ended
                                  September 30,       September 30,
                                 2003      2002      2003      2002
                               --------- --------- --------- ---------
REVENUE

Net earned premium             $535,354  $362,399  $189,440  $136,294
Management fees                  78,975    57,052    29,434    18,057
Commission income                42,797    31,631    14,445    10,403
Net investment income            34,867    27,781    11,997     9,797
Net realized investment gain
 (loss)                             352     1,159       168       (10)
Other operating income            8,275     3,271     3,136     1,131
                               --------- --------- --------- ---------
      Total revenue             700,620   483,293   248,620   175,672

EXPENSE

Loss and loss adjustment
 expense                        339,065   221,246   118,953    85,163

Operating expense:
   Policy acquisition costs,
    net                          64,521    44,467    23,063    18,933
   Compensation expense          84,181    58,744    29,113    19,203
   Other operating expense       45,159    36,583    15,547    12,591
                               --------- --------- --------- ---------
      Net operating expense     193,861   139,794    67,723    50,727

Interest expense                  5,497     6,892     1,901     2,051
                               --------- --------- --------- ---------
      Total expense             538,423   367,932   188,577   137,941
                               --------- --------- --------- ---------
      Earnings before income
       tax provision            162,197   115,361    60,043    37,731

Income tax provision             58,909    41,028    21,692    13,462
                               --------- --------- --------- ---------
        Net earnings           $103,288   $74,333   $38,351   $24,269
                               ========= ========= ========= =========
Basic earnings per share data:

Earnings per share                $1.64     $1.20     $0.60     $0.39
                               ========= ========= ========= =========
Weighted average shares
 outstanding                     63,078    62,170    63,717    62,335
                               ========= ========= ========= =========
Diluted earnings per share
 data:

Earnings per share                $1.61     $1.18     $0.59     $0.39
                               ========= ========= ========= =========
Weighted average shares
 outstanding                     64,106    62,841    64,885    62,871
                               ========= ========= ========= =========
Cash dividends declared, per
 share                           $0.205     $0.19    $0.075    $0.065
                               ========= ========= ========= =========


             HCC Insurance Holdings, Inc. and Subsidiaries

            Condensed Consolidated Statements of Cash Flows

           (unaudited, in thousands, except per share data)

                                  For the nine       For the three
                                  months ended        months ended
                                  September 30,       September 30,
                                 2003      2002      2003      2002
                               --------- --------- --------- ---------
Cash flows from operating
 activities:
  Net earnings                 $103,288   $74,333   $38,351   $24,269
  Adjustments to reconcile net
   earnings to net cash
   provided by operating
   activities:
    Change in premium, claims
     and other receivables     (177,880)  (52,440)   (7,934)  (14,989)
    Change in reinsurance
     recoverables              (107,708)   52,969   (43,624)   22,933
    Change in ceded unearned
     premium                    (91,177)  (63,893)  (25,364)  (24,583)
    Change in loss and loss
     adjustment expense payable 251,553   (46,305)  101,720   (11,141)
    Change in reinsurance
     balances payable            85,316    58,412    21,051    19,953
    Change in unearned premium  227,651   100,800    60,931    32,421
    Change in premium and
     claims payable, net of
     restricted cash             67,849   (16,865)    2,496    24,513
    Depreciation and
     amortization expense         8,485     7,933     2,921     2,555
    Other, net                  (41,487)    7,884   (23,930)      215
                               --------- --------- --------- ---------
      Cash provided by
       operating activities     325,890   122,828   126,618    76,146

Cash flows from investing
 activities:
    Sales of fixed income
     securities                 131,884   197,466     8,703    43,302
    Maturity or call of fixed
     income securities          112,248    32,951    43,162    13,260
    Sales of equity securities    1,165     3,417        --        --
    Other proceeds               16,846        --        --        --
    Change in short-term
     investments               (114,801)   55,867   (25,238)   14,365
    Cost of securities
     acquired                  (520,491) (412,521) (112,616) (125,421)
    Payments for purchased
     subsidiaries, net of cash
     received                   (16,680)       --   (12,601)       --
    Purchases of property and
     equipment                  (20,260)   (3,948)  (17,125)   (1,110)
                               --------- --------- --------- ---------
      Cash used by investing
       activities              (410,089) (126,768) (115,715)  (55,604)

Cash flows from financing
 activities:
    Issuance of notes payable,
     net of costs               134,845    40,000        --        --
    Sale of common stock         17,476    10,038     5,507       777
    Payments on notes payable   (68,723)  (15,409)   (1,101)   (2,140)
    Dividends paid and other,
     net                        (14,701)  (12,831)   (6,564)   (3,887)
                               --------- --------- --------- ---------
      Cash provided (used) by
       financing activities      68,897    21,798    (2,158)   (5,250)
                               --------- --------- --------- ---------
      Net change in cash        (15,302)   17,858     8,745    15,292

      Cash at beginning of
       period                    40,306    16,891    16,259    19,457
                               --------- --------- --------- ---------
      Cash at end of period     $25,004   $34,749   $25,004   $34,749
                               ========= ========= ========= =========


                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                          September 30, 2003
                           ($ in thousands)

                                     3rd Qtr    3rd Qtr     Change
                                       2003       2002         %
                                    ---------- ---------- ----------
GROSS WRITTEN

Group life, accident & health        $142,680   $132,904          7
Diversified financial products        149,764     55,461        170
London market account                  48,910     46,346          6
Aviation                               56,320     49,804         13
Other specialty lines                  41,337      6,570        529
                                    ---------- ---------- ----------
                                      439,011    291,085         51%
                                            -          -
Discontinued lines                      4,029      7,379
                                    ---------- ----------
                                     $443,040   $298,464
                                    ========== ==========

NET WRITTEN

Group life, accident & health         $76,236    $69,491         10
Diversified financial products         52,203     13,597        284
London market account                  33,387     30,015         11
Aviation                               24,561     23,687          4
Other specialty lines                  33,935      4,288        691
                                    ---------- ---------- ----------
                                      220,322    141,078         56%

Discontinued lines                      2,213      3,488
                                    ---------- ----------
                                     $222,535   $144,566
                                    ========== ==========

NET EARNED PREMIUM

Group life, accident & health         $72,744    $64,350         13
Diversified financial products         35,581      6,753        427
London market account                  35,276     29,784         18
Aviation                               24,542     25,845         (5)
Other specialty lines                  16,752      4,365        284
                                    ---------- ---------- ----------
                                      184,895    131,097         41%

Discontinued lines                      4,545      5,197
                                    ---------- ----------
                                     $189,440   $136,294
                                    ========== ==========


                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                          September 30, 2003
                           ($ in thousands)

                                   Year to Date  Year to Date  Change
                                       2003          2002         %
                                   ------------- ------------ --------
GROSS WRITTEN

Group life, accident & health          $426,162     $378,563      13
Diversified financial products          400,190      113,830     252
London market account                   189,062      162,399      16
Aviation                                165,280      153,908       7
Other specialty lines                    87,393       16,454     431
                                   ------------- ------------ --------
                                      1,268,087      825,154      54%
Discontinued lines                       31,680       26,930
                                   ------------- ------------
                                     $1,299,767     $852,084
                                   ============= ============

NET WRITTEN

Group life, accident & health          $233,589     $176,519      32
Diversified financial products          134,417       28,730     368
London market account                   135,941       91,954      48
Aviation                                 75,765       75,741       0
Other specialty lines                    72,641       13,253     448
                                   ------------- ------------ --------
                                        652,353      386,197      69%

Discontinued lines                       13,774       16,031
                                   ------------- ------------

                                       $666,127     $402,228
                                   ============= ============

NET EARNED PREMIUM

Group life, accident & health          $220,253     $170,155      29
Diversified financial products           80,399       14,030     473
London market account                   101,733       62,305      63
Aviation                                 72,779       76,599      (5)
Other specialty lines                    35,833       13,347     168
                                   ------------- ------------ --------
                                        510,997      336,436      52%

Discontinued lines                       24,357       25,963
                                   ------------- ------------
                                       $535,354     $362,399
                                   ============= ============


                     HCC Insurance Holdings, Inc.
                   Consolidated Insurance Companies
                            Net Loss Ratios
                          September 30, 2003
                           ($ in thousands)

                        Year to Date 2003          Full Year 2002
                       Net                      Net
                      Earned   Actual  Loss    Earned   Actual  Loss
  Line of Business    Premium  Losses  Ratio   Premium  Losses  Ratio
-------------------- ------------------------ ------------------------
Group life, accident
 & health            $220,253 $140,507  63.8% $240,070 $149,251  62.2%

Diversified
 financial products    80,399   38,065  47.3    23,102   10,708  46.4

London market
 account              101,733   53,805  52.9    89,260   45,937  51.5

Aviation               72,779   46,321  63.6   100,960   46,732  46.3

Other specialty
 lines                 35,833   29,785  83.1    22,337   22,581 101.1
                     ------------------------ ------------------------
                      510,997  308,483  60.4   475,729  275,209  57.8

Discontinued lines     24,357   30,582 125.6    29,792   31,282 105.0
                     ------------------------ ------------------------
Total                $535,354 $339,065  63.3% $505,521 $306,491  60.6%




    CONTACT: HCC Insurance Holdings, Inc., Houston
             L. Byron Way, 713-690-7300